SUMMARY PROSPECTUS | November 28, 2024

Virtus Stone Harbor Emerging Markets High Yield Bond ETF

(Ticker: VEMY)

a series of

VIRTUS ETF TRUST II

The Virtus Stone Harbor Emerging Markets High Yield Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at www.virtusetfs.com.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated November 28, 2024 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Virtus Stone Harbor Emerging Markets High Yield Bond ETF (the “Fund”) seeks current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

1The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Virtus ETF Advisers LLC (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended July 31, 2024, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield bonds that are economically tied to emerging market countries, and in derivatives and other instruments that have economic characteristics similar to such investments. High yield bonds (also known as “junk bonds”) are those that are rated “below investment grade,” which Stone Harbor Investment Partners (“Stone Harbor”), a division of Virtus Fixed Income Advisers, LLC, the Fund’s sub-adviser, defines as being rated lower than the four highest ratings categories of a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by Stone Harbor.

Stone Harbor considers a bond to be economically tied to an emerging market country if (i) it is principally traded on the country’s securities markets; (ii) it is issued by the emerging market country’s government or any of its agencies, political subdivisions or instrumentalities; or (iii) the issuer is organized or principally operates in, derives a majority of its income from its operations within, or has a majority of its assets within the country. Stone Harbor has broad discretion to identify and invest in countries that it considers to be emerging markets. As of the date of this Prospectus, Stone Harbor considers emerging markets to include those countries identified by the World Bank Group as being “low income economies” or countries that are included in a JPMorgan emerging market bond index.

While the Fund intends to invest principally in U.S. dollar-denominated high yield bonds of emerging markets issuers, the Fund may also invest in, among other things, corporate debt securities, sovereign debt securities, structured notes, convertible securities, securities issued by supranational organizations, fixed and floating rate commercial loans, loan participations and assignments, private placements and Rule 144A securities. The Fund’s investments may be denominated in non-U.S. currencies or U.S. dollars. The Fund seeks capital appreciation through country selection, issuer selection, industry selection, security selection and currency selection.

The Fund may also invest in derivative instruments for investment, market exposure or risk management purposes, including, but not limited to, credit linked notes, interest rate futures contracts, interest rate options, interest rate swaps, credit default swaps, index total return swaps, spot and forward foreign currency contracts, and currency futures.

While Stone Harbor will normally seek to maintain an average portfolio duration for the Fund of between two and seven years, the Fund’s average portfolio duration may be outside that range and the Fund may invest in securities of any duration and maturity.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

Stone Harbor currently anticipates that the Fund will invest most of its assets in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. The Fund may also focus its investments (i.e., invest more than 15% of its total assets) in one or more countries within those or other geographic regions.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Emerging Markets Investments Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Junk Bonds or High Yield Securities Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

Debt Securities Risks. Debt securities are subject to credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).

•Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market).

•Maturity Risk. The value of debt securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long- and short-term yields increases.

•Prepayment Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Income Risk. Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Foreign Investments Risk. Investing in loans and securities of foreign issuers subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Country/Geographic Region Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, it is more likely to be impacted by events or conditions affecting that country or region.

Sovereign Debt Risk. The issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government.

Derivatives Risk. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.

Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, the loans in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Structured Notes Risk. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk. They are also subject to credit risk with respect to both the issuer and, if applicable, the reference asset or borrower. Structured notes may have a limited trading market, making it difficult to value or sell them at an acceptable price.

Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the Fund.

Loan Participations and Assignments Risk. Loan participations and assignments are subject to the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests, and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Illiquid and Restricted Securities Risk. Certain securities in which the Fund invests may be difficult to sell at a time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions.

Rule 144A Securities Risk. Investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. Stone Harbor’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessary an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the period shown in the bar chart, the highest return for a calendar quarter was 8.20% (quarter ended 12/31/2023).

•During the period shown in the bar chart, the lowest return for a calendar quarter was 1.14% (quarter ended 3/31/2023).

The Fund’s year-to-date return was 13.18% as of September 30, 2024.

Average Annual Total Returns – (For the Periods Ended December 31, 2023)	1 Year	Since Inception[1]
Before taxes	14.43%	13.29%
After taxes on distributions[2]	9.88%	8.98%
After taxes on distributions and sale of shares[2]	8.31%	8.16%
Bloomberg Emerging Markets US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	9.09%	8.12%
J.P. Morgan Hard Currency Credit 50-50 High Yield Index (reflects no deduction for fees, expenses or taxes)	13.50%	13.00%

1The Fund commenced operations on December 12, 2022.

2After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC (the “Adviser”) is the Fund’s investment adviser. Virtus ETF Trust II (the “Trust”) and the Adviser have engaged Virtus Fixed Income Advisers, LLC (“VFIA”), operating through its division, Stone Harbor Investment Partners (“Stone Harbor”), as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). VFIA is an affiliate of the Adviser.

Portfolio Managers

The following employees of Stone Harbor are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in December 2022: James E. Craige, CFA; Richard Lange; Stuart Sclater-Booth; and Darin Batchman.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, VFIA or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.